CFS Bancorp, Inc.

CITZ™
NASDAQ
LISTED

The financial information presented is through June 30, 2009

Corporate Profile

Forward Looking Statement
• This presentation contains certain forward-looking statements and information relating to the Company that are based on the beliefs of management as well as assumptions made by and information currently available to management. In addition, the words “anticipate,” “believe,”
 “estimate,” “expect,” “intend,” “should” and similar expressions, or the negative thereof, as they relate to the Company or the Company’s management, are intended to identify forward-looking statements. Such statements reflect the current views of the Company with respect to future events and are subject to certain risks, uncertainties, changes in circumstances and assumptions. Should one or more of these risks, uncertainties or changes in circumstances materialize or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those described herein as anticipated, believed, estimated, expected or intended. Forward -
 looking statements are not assurances of future results, performance or outcomes. The Company does not intend to update these forward-looking statements.

Why Invest in CITZ?
• We have a strong retail franchise and an emerging business banking operation located in one of the Country’s premier markets for small and middle-market businesses
• We are a community-oriented financial institution which is well positioned to benefit from ongoing Chicago area market disruption due to:
 • Bank failures
 • Capital challenges and growth limitations
 • Mergers
 • Changes in large bank lending practices
• Capital base and liquidity allow us to pursue opportunities for high quality relationship-
 based loan growth
• Over the past few years, we have invested heavily in different aspects of our core franchise, including our physical (branch) delivery system, information technology infrastructure, retail and business banking personnel and brand positioning, and are poised to capitalize on that investment as the economy recovers

CFS Bancorp, Inc.

Chicago
Lake Michigan
HEGEWISCH/CHICAGO
WILLOWBROOK
DARIEN
BOLINGBROOK
BOLINGBROOK
PALOS HEIGHTS
OLYMPIA FIELDS
ORLAND PARK
HARVEY
TINLEY PARK
FLOSSMOOR
EAST CHICAGO HARBOR
EAST CHICAGO
HAMMOND
SOUTH HOLLAND (2 LOCATIONS)
MUNSTER/BRANCH & CORPORATE OFFICE
MUNSTER 45TH
HIGHLAND
DYER
MERRILLVILLE
SCHERERVILLE
VALPARAISO
ST. JOHN
CROWN POINT
CROWN POINT
Existing Branches
Future Branches
ILLINOIS
INDIANA
N

About CFS Bancorp, Inc.
• CFS Bancorp, Inc is incorporated under the laws of the State of Indiana, headquartered in
 Munster, IN
• Company was formed in 1998 in conjunction with the conversion of its principal subsidiary from a mutual to a stock savings bank; Bank originally founded in 1934
• As of June 30, 2009, assets of $1.1 billion and 318 (FTE) employees
• Operates a single subsidiary bank, Citizens Financial Bank, with 22 full service banking centers spread across five counties in Indiana (Porter, Lake) and Illinois (Will, Cook,
 DuPage), all of which are part of the Chicago metropolitan statistical area
 • Operations center located in Highland, IN (relocating to existing bank-owned facilities in 2009)

• Strong retail and emerging business banking franchise
• Legacy of returning excess capital to shareholders in the form of dividends and stock repurchases
 • From 1998 to mid-2008, repurchased nearly 60 percent of shares originally issued in public offering, totaling in excess of 12 million shares
• Experienced management team
 • Thomas Prisby, Chairman & CEO
 • Daryl Pomranke, President
 • Charles Cole, CFO
 • Dale Clapp, Executive VP, Business Banking
 • Daniel Zimmer, Sr. VP & Chief Credit Officer
About CFS Bancorp, Inc. (cont.)

CFS Bancorp, Inc.

Capital Ratios
30%
25%
20%
15%
10%
5%
0%
Tier 1 and Risk-Based Capital Ratios for Citizens Financial Bank, TCE Ratio for CFS Bancorp, Inc.
3Q98
4Q98
1Q99
2Q99
3Q99
4Q99
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
Tier 1 Ratio
Risk-Based Capital Ratio
TCE Ratio

Capital Adequacy

Strategic Growth and Diversification Plan
In early 2008, we began executing our Strategic Growth and Diversification Plan, which has four key objectives:
Decrease nonperforming loans
The Company’s delinquency rates and nonperforming loan ratios exceed that of its peers. This is partly attributable to the Company’s prior utilization of syndications and participations to supplement the direct origination of its commercial loan portfolio. The utilization of participations to achieve commercial loan growth was ended when the Company adopted its relationship-based business banking strategy in mid-2007. Our last participation loan was originated in June, 2007. Commencing in 2007, and running through today, the Bank has experienced significant credit quality issues in this segment of the loan portfolio. Nonperforming loan ratios of direct origination loans are more in line with peers.
Bring costs in line with our anticipated future asset base
A significant proportion of the Company’s investments in technology, people and brand positioning, impact the Company’s earnings through the income statement as expenses. As a result, during a period of heavy investment (such as when the Company began to upgrade its retail delivery sales and service capabilities in 2007, or when it rapidly expanded its relationship-based business banking activities in early 2008), the Company’s earning asset and income growth lags its expense growth.

Strategic Growth and Diversification Plan (cont.)
Targeting small to mid-size business owners
Since early 2008, we have focused on building and enhancing our capabilities to serve the small- to mid-sized business market. We believe that the breadth and diversity of the financial service needs of these business owners presents an ideal match for a financial institution of our size with our capabilities. We have an experienced chief credit officer (Sr. VP Daniel Zimmer), strengthened our credit team, revised our loan policy and underwriting standards to ensure that all loans originated meet stringent underwriting standards. We have a seasoned team of 16 business banking relationship managers, led by Executive VP Dale Clapp; 10 of these bankers have joined us since the start of 2008.
Our suite of deposit, cash management and lending products, targeted to this market’s needs, give us a competitive advantage. Within each sub-market we serve, our banking center managers work closely with our business bankers, our micro business lenders, our cash management team, and our senior personal bankers (who are responsible for mortgage origination and consumer lending), to design solutions which meet the needs of that market.
Meeting a greater number of our clients’ financial service needs
The Chicago area, while attractive from a demographic perspective, is relatively slow growing. As a result, our ability to grow disproportionately to the market is, and will for the foreseeable future, be contingent upon our ability to gain market share. There are two basic strategies through which we can accomplish this: obtain new client relationships from other institutions, and meet a higher percentage of the financial service needs of our current clients. Of these, the latter is a relatively more cost efficient means through which we can grow our franchise. Two main areas of focus are: (1)
selling a higher number of loan and deposit products and services to our retail clients and (2)
obtaining the personal banking relationships of our small and middle-market business banking clients.

CFS Bancorp, Inc.

% of NPLs & Potential Problem Loans by Portfolio
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
Direct Retail NPLs & Potential Problem Loans to Total Direct Retail
Direct Commercial NPLs & Potential Problem Loans to Total Commercial
Participations NPLs & Potential Problem Loans to Total Participations

Credit Quality

Our Approach to the Market
• Our network of Banking Centers serves a wide variety of market areas
• Each Banking Center focuses on meeting the financial service needs of specific niches within in its uniquely defined market area (generally, an geographically delineated area of 10-15 square miles immediately surrounding the banking center location)
• Banking Center Managers are responsible for developing and executing sales and marketing action plans, with specific goals and objectives
• These plans, which are reviewed and approved by senior management, target specific client segments or niches within each market area, and leverage specific marketing capabilities and campaigns to pursue the niche
• Business development and calling efforts are integrated across multiple lines of business, encompassing business banking, cash management specialists, microlending
 (small business lenders), personal banking (including mortgage origination), community development, High Life (banking for those aged 50 and up) and marketing
• “Total relationship”-based goals and incentive compensation plans ensure that groups function as a team focused on identifying and fulfilling clients’ needs

What We’ve Been Focused On
• Proactively assessed and took action to mitigate portfolio credit risks
 • Eliminated syndication / participation originations
 • Implemented “exit strategy” on loans not meeting our risk tolerances
• Invested significantly in our core retail and small- and middle-market business banking franchises
 • Invested in our human capital
 • Upgraded banking center managers (2007/2008)
 • Added experienced chief credit officer and upgraded credit team (2007/2008)
 • Upgraded business banking franchise (2008)
 – Hired “seasoned” C&I team
 – Introduced sophisticated cash management/business deposits product suite, staffed with cash management sales team to support business bankers
 • Enhanced retail sales and service, performance management culture and performance tracking in retail delivery network (ongoing)
 • Introduced banking center market-specific sales plan approach (2008/2009)
 • Segmented client base into key niches for business development, marketing and retention purposes (e.g., Chairman’s Club, High Life) (ongoing)
 • Invested in communicating and increasing awareness of our brand in retail and business banking

What We’ve Been Focused On
• Enhanced and upgraded IT capabilities to support cash management strategies
• Upgraded and expanded physical delivery network (ongoing)
 • Planning/developing additional locations in St. John (2009), Crown Point (2010) and
 Bolingbrook (2011)
 • New locations planned in Olympia Fields (to replace Flossmoor, 2010) and Harvey (2010)

Key Challenges
• Economy
• Credit quality
 • Improving NPA ratios
 • Mitigating potential impacts on brand, reputation
• Opportunistically reducing overall costs in light of higher FDIC assessments & credit collection related costs
• Achieving targeted earning asset growth levels
• Retaining talented individuals to carry out our relationship banking strategies

Opportunities: Going Forward
• Position CFS Bancorp, Inc. to capitalize on opportunities that will emerge as economy commences recovery
• Leverage capital strength and “personal” service orientation to differentiate us from the competition and capture greater market and relationship share
• Selectively expand geographic footprint through:
 • Branching
 • Opportunistic acquisitions
• Examine wealth management opportunities
 • Good “fit” with small- and middle-market business owner/operator niche
 • Sizeable base of large depositors
 • Market opportunity for moderately sized relationships (e.g., $500,000 to $750,000 in investable assets) common in this niche

Key Takeaways
• Strong, stable institution with solid capital levels and ample liquidity
• Right strategy and infrastructure in place to address current challenges and position for future growth
• Emerging from period of heavy investment well positioned to take advantage of opportunities presented by economic recovery
• Management team focused on executing strategy:
 • Addressing credit issues
 • Aligning costs
 • Developing business banking franchise
 • Capitalizing on retail franchise

Supplemental
Information

Mission & Vision
Citizens Financial Bank Mission
 To become the leading banking institution in our markets by providing extraordinary service and personalized financial solutions for our clients, resulting in superior value creation for our communities, clients, shareholders and employees
Vision
 To be a high-performing independent community bank focused on the financial needs of businesses and individuals

Our Market Area
Measure	Five County Area*	Banking Center Defined Market Areas (22)**
		Composite	Low (Market)	High (Market)
Households	2,869,699	109,049	833 (Willowbrook)	9,523 (Munster HQ)
Businesses	317,191	22,026	133 (Bolingbrook)	2,677 (Merrillville)
HH Pop. By Age
<24	34.9%	34.0%	25.0% (Willowbrook)	44.9% (Harvey)
25-44	29.1%	24.5%	16.6% (Flossmoor)	35.3% (Bolingbrook)
45-64	24.1%	28.0%	20.2% (East Chicago)	34.3% (Flossmoor)
65+	11.8%	13.5%	3.6%(Bolingbrook)	29.3% (Willowbrook)
Avg. HH Income	$78,917	$76,757	$38,247 (East Chicago)	$109,404 (Bolingbrook)
HH Income Dist.
<$25K	19.2%	17.3%	3.4% (Bolingbrook)	43.3% (East Chicago)
$25K-$49K	25.0%	22.6%	7.2% (Bolingbrook)	36.3% (Merrillville)
$50K-$149K	51.3%	52.3%	25.9% (East Chicago)	76.4% (Bolingbrook)
>$150K	4.5%	7.9%	0.8% (Hammond)	25.1% (Willowbrook)

*Source: Pitney Bowes Business Insight
** Source: BankIntelligence

Citizens Financial Bank Banking Center Network
Location	Owned/ Leased	Deposits ($000) @ 12/31/08	Customer Relationships (HH at 3/31/09, rounded to nearest 10)
			Consumer	Businesses	Both Business & Consumer
Indiana
Munster HQ	Owned	$150,825	4,730	300	280
Crown Point	Owned	$65,962	2,650	100	110
Dyer	Leased	$81,870	950	40	50
East Chicago #1	Owned	$32,829	2,150	40	50
East Chicago Harbor	Leased	$18,188	1,380	20	40
Hammond	Owned	$51,012	2,180	70	70
Highland	Owned	$25,635	1,320	50	50
Merrillville	Owned	$23,690	1,350	70	70
Munster #2	Owned	$87,530	2,270	80	90
Schererville	Owned	$29,453	930	40	50
Valparaiso	Owned	$43,160	1,390	90	90

Location	Owned/ Leased	Deposits ($000) @ 12/31/08	Customer Relationships (HH at 3/31/09, Rounded to nearest 10)
			Consumer	Businesses	Both Business & Consumer
Illinois
Bolingbrook	Owned	$5,247	330	50	40
Darien	Owned	$13,636	360	50	40
Flossmoor	Leased	$36,883	1,720	110	100
Harvey	Leased	$19,972	1,640	60	70
Hegewisch	Owned	$26,426	1,070	20	30
Orland Park	Leased	$12,986	400	10	20
Palos Heights	Owned	$40,564	1,280	50	70
South Holland	Owned	$42,778	2,290	80	110
South Holland #2	Owned	(Included Above)
Tinley Park	Owned	$3,737	210	10	20
Willowbrook	Leased	$11,687	390	40	50
Citizens Financial Bank Banking Center Network

CFS Bancorp, Inc.

Business Deposits # of Accounts
(excluding Public Funds)
4,000
3,000
2,000
1,000
-
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
Non-Interest Checking
Interest Checking
MMDAs
CDs
Savings

Retail Deposits # of Accounts
80,000
60,000
40,000
20,000
-
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
Non-Interest Checking
Interest Checking
MMDAs
CDs
Savings
High Yield

Business & Retail Accounts

CFS Bancorp, Inc.

Unemployment Rates

12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009 YTD Avg.	2009 May (Prelim)
Lake County	4.2%	4.3%	3.6%	4.8%	6.4%	6.1%	6.3%	6.1%	5.7%	5.2%	6.2%	10.4%	10.5%
Porter County	2.7%	3.0%	2.7%	3.8%	5.0%	5.1%	4.8%	4.7%	4.3%	3.8%	4.8%	9.3%	9.6%
Chicago MSA	4.4%	4.4%	4.3%	5.5%	6.7%	6.8%	6.2%	5.9%	4.5%	4.9%	6.2%	9.1%	10.5%

Economic Woes in Chicago & Northwest Indiana
• Employment continues to decline
• Citizens Financial Bank serves a diverse range of market areas, including many areas dependent upon manufacturing employment
• Hard hit sectors include steelmaking, automotive, and recreational vehicles

CFS Bancorp, Inc.

"The bank president went that extra mile–to *my* office."
—Thomas
Business customer
Citizens
FINANCIAL BANK
Personal, business banking
MEMBER
FDIC
www.mybankcitizens.com

Branding

Financial Information

CFS Bancorp, Inc.

Diluted Earnings Per Share

1.2
0.8
0.4
0
-0.4
-0.8
-1.2
$0.14
$0.68
$0.66
$0.77
$0.58
$0.30
$0.08
$1.15
$0.98
$0.95
($1.01)
$0.21
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009 YTD
Diluted earnings per share
Core diluted earnings per share

Dividends Declared

$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$-
$0.16
$0.34
$0.36
$0.36
$0.40
$0.44
$0.44
$0.48
$0.48
$0.48
$0.40
$0.02
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

Financial Highlights

CFS Bancorp, Inc.

Share Value
$24.00
$20.00
$16.00
$12.00
$8.00
$4.00
$-
89%
84%
90%
114%
113%
116%
120%
121%
124%
121%
37%
39%
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Book Value
Share price

Share Repurchase Activity
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
# of Shares
Wghtd Avg Price

Financial Highlights

CFS Bancorp, Inc.

Net Interest Income

(000s omitted)
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009 YTD
Net interest income
Amortization of premium on early ext of debt

Net Interest Margin

4.00%
3.00%
2.00%
1.00%
0.00%
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009 YTD
Net interest margin
Core net interest margin

24

Income Statement

CFS Bancorp, Inc.

Non-Interest Income
(excludes gains on sales of assets and OTTI write-downs)
(000s omitted)
$12,000
$8,000
$4,000
$0
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009 YTD
Loan fees
Overdraft privilege fees
Income from bank-owned life insurance
Card-based fees
Fees on deposit accounts
Commission income
Other Income

Non-Interest Expense
(000s omitted)
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009 YTD
Non-interest expense excl prepayment penalties
Prepayment penalties

25

Income Statement

CFS Bancorp, Inc.

Total Assets
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
(000s omitted)
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

Total Loans
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
(000s omitted)
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

26

Balance Sheet

CFS Bancorp, Inc.

Total Commercial Real Estate Loans

(000s omitted)
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009 YTD
CRE
CRE - owner occupied
CRE - non-owner occupied
CRE - multifamily

Total Commercial and Industrial Loans

(000s omitted)
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
C&I
Tax Exempt

27

Balance Sheet

CFS Bancorp, Inc.

Total Deposits
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
(000s omitted)
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

Borrowed Money
$550,000
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
(000s omitted)
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
FHLB Debt
Unamortized premium on early ext of debt
Repos
Other Borrow ings

28

Balance Sheet

CFS Bancorp, Inc.

Total Non-Interest Bearing Checking Deposits

$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
(000s omitted)
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

Business Account Balances

$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
(000s omitted)
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Business certificates
Business money market
Business statement savings
Business interest demand deposits
Business non-interest demand deposits

29

Balance Sheet

CFS Bancorp, Inc.

Shareholders' Equity
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
(000s omitted)
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Shareholders' equity
Shareholders' equity per outstanding share

30

Balance Sheet

CFS Bancorp, Inc.

Non-Performing Assets

$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
(000s omitted)
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Total Non-Performing Assets
Non-performing assets to total assets

Provision & Net Charge-Offs

$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
(000 omitted)
3Q98
4Q98
1Q99
2Q99
3Q99
4Q99
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
Provision
Net Charge-offs/(Recoveries)

Credit Quality

CITZ Stock At a Glance:
At June 30, 2009
Shares Outstanding:     10.8 million
Market Capitalization:     $45.5 million
Annual Dividend per share:    $0.04
Dividend yield:      0.99%
Average 2009 Daily Volume:   17,400
Book Value Per Share (6/30/09):   $10.72
Recent Price (July 23, 2009):   $4.03
Price/Book:      37.6%
Return on Assets (2Q09):    0.24%
Return on Equity (2Q09):    2.41%